Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in accordance with the United States generally accepted accounting principles ("U.S. GAAP").

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant assumptions are used in determining values of goodwill and other identifiable intangible assets, revenues and the net realizable value of inventory. Actual results could differ from those estimates.

b.	Financial statements in U.S. dollars:

A substantial portion of the Company's revenues is denominated in U.S. dollars ("dollars"). The Company's management believes that the dollar is the primary currency of the economic environment in which the Company operates. Thus, the functional and reporting currency of the Company is the dollar. Accordingly, monetary accounts maintained in currencies other than the dollar are re-measured into dollars in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 830, Foreign Currency Matters. All transactions gains and losses from the measurement of monetary balance sheet items are reflected in the statement of operations as financial income or expenses as appropriate.

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany transactions and balances, including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

d.	Cash equivalents:

Cash equivalents are short-term highly liquid investments with original maturities of less than three months from date of purchase.

e.	Restricted bank deposits:

Restricted bank deposits are deposits related to forward contracts with banks. Restricted deposits are presented at their cost.

f.	Inventories:

The inventory is valued at the lower of cost or net realizable value. Cost is determined using the moving average cost method. In 2019 and 2018, inventory write-offs amounted to $91 and $52, respectively.

Inventory write-offs and write-downs are provided to cover risks arising from slow-moving items or technological obsolescence.

g.	Property and equipment, net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by using the straight-line method over the estimated useful lives of the assets, at the following annual rates:

%

Computers and software	20 - 33	(Mainly 33)
Office furniture and equipment	6 - 15	(Mainly 6)
Leasehold improvements	Over the shorter of the period of the lease or the life of the assets
Motor vehicles	15

h.	Business combination:

The consolidated financial statements include the operations of an acquired business from the date of the acquisition's consummation. Acquired businesses are accounted for using the acquisition method of accounting in accordance with ASC 805, "Business Combinations", which requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date.

Transaction costs are expensed as incurred. Any excess of the consideration transferred over the assigned values of the net assets acquired is recorded as goodwill. Contingent consideration incurred in a business combination is included as part of the acquisition price and recorded at a probability weighted assessment of its fair value as of the acquisition date. The fair value of the contingent consideration is re-measured at each reporting period, with any adjustments in fair value recognized in earnings.

i.	Impairment of long-lived assets and intangible assets subject to amortization:

The Company's long-lived assets are reviewed for impairment in accordance with ASC 360-10, Accounting for the Impairment or Disposal of Long-Lived Asset, whenever events or changes in circumstances indicate that the carrying amount of an asset (or asset group) may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset (or asset group) to the future undiscounted cash flows expected to be generated by the assets (or asset group). If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds their fair value.

Recoverability of intangible assets is measured by a comparison of the carrying amount of the asset to the undiscounted future cash flows expected to be generated by the asset. If intangible assets are considered to be impaired, the amount of any impairment is measured as the difference between the carrying value and the fair value of the impaired assets.

Intangible assets with finite lives are amortized using the straight-line basis over their useful lives, to reflect the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up. As of December 31, 2019 the remaining intangible assets were comprised mainly of costumer relationship.

During the year ended December 31, 2019 the Company recognized an impairment loss related to intangible assets in an amount of $356. For further information see Note 8 below.

For each of the two years ended on December 31, 2018 and 2017, no impairment losses were identified.

j.	Goodwill:

Goodwill represents excess of the costs over the net assets of businesses acquired. Under ASC 350, Intangibles - Goodwill and Other ("ASC 350"), goodwill is not amortized but instead is tested for impairment at least annually or between annual tests in certain circumstances, and written-down when impaired.

The Company performs its annual impairment analysis of goodwill as of December 31 of each year, or more often if indicators of impairment are present. The provisions of ASC 350 require that the impairment test be performed on goodwill at the level of the reporting units As required by ASC 350, the Company chooses either to perform a qualitative assessment whether the two-step goodwill impairment test is necessary or proceeds directly to the two-step goodwill impairment test. Such determination is made for each reporting unit on a stand-alone basis. The qualitative assessment includes various factors such as macroeconomic conditions, industry and market considerations, cost factors, overall financial performance, earnings multiples, gross margin and cash flows from operating activities and other relevant factors. When the Company chooses to perform a qualitative assessment and determines that it is more likely than not (more than 50 percent likelihood) that the fair value of the reporting unit is less than its carrying value, then the Company proceeds to the two-step goodwill impairment test. If the Company determines otherwise, no further evaluation is necessary.

When the Company decides or is required to perform the two-step goodwill impairment test, in the first step, or "Step 1", the Company compares the fair value of each reporting unit to its carrying value. If the fair value exceeds the carrying value of the net assets, goodwill is considered not impaired, and the Company is not required to perform further testing. If the carrying value of the net assets exceeds the fair value, then the Company must perform the second step, or "Step 2", of the impairment test in order to determine the implied fair value of goodwill. To determine the fair value used in Step 1, the Company uses discounted cash flows. If and when the Company is required to perform a Step 2 analysis, determining the fair value of its net assets and its off-balance sheet intangibles would require it to make judgments that involve the use of significant estimates and assumptions.

The Company operates in two operating-based segments: the Intelligent Robotics and RFID Division and Supply Chain Solutions. The Company's goodwill is related to the Intelligent Robotics and RFID Division segment, which represents a reporting unit as a whole.

The Company determined the fair value of each of the reporting units using the Income Approach, which utilizes a discounted cash flow model, as it believes that this approach best approximates each of the reporting units fair value at this time. The impairment test was based on a valuation performed by management with the assistance of a third party appraiser. Judgments and assumptions related to revenue, operating income, future short-term and long-term growth rates, weighted average cost of capital, interest, capital expenditures, cash flows, and market conditions are inherent in developing the discounted cash flow model. The most significant assumptions used for the Income Approach for the 2019 impairment test were five years of projected net cash flows, WACC of 15% and a long-term growth rate of 2% for two reporting units. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record additional impairment charges for its remaining balance of goodwill.

The aggregate fair value of the reporting units tested for impairment depends on various factors, some of which are qualitative and involve management judgment, including stable backlog coverage and experience in meeting operating cash flow targets.

During the year ended December 31, 2019 the Company recognized an impairment loss of $614 related to its Intelligent Robotics and RFID Division segment. For further information see Note 8 below.

For each of the two years ended on December 31, 2018 and 2017, no impairment losses were identified.

k.	Severance pay:

The Company's liability for severance pay for its Israeli employees is calculated pursuant to the Israeli Severance Pay Law - 1963 (the "Israeli Severance Pay Law"), based on the most recent salary of the employees multiplied by the number of years of employment as of the balance sheet date. Employees employed for a period of more than one year are entitled to one month's salary for each year of employment or a portion thereof. The Company's liability for its Israeli employees is mostly covered by insurance or pension policies designed solely for distributing severance pay.

Most of the Company's employees are subject to Section 14 of the Israeli Severance Pay Law. The Company's contributions towards severance pay, for Israeli employees subject to this section, have replaced its severance obligation. Upon contribution of the full amount of the employee's monthly salary for each year of service, no additional calculations are conducted between the parties regarding the matter of severance pay and no additional payments are required to be made by the Company to the employee in respect of severance pay. Further, the related obligation and amounts deposited on behalf of the employee for such obligation are not stated on the balance sheet, as the Company is legally released from the obligation to employees once the deposit amounts have been paid.

Severance expenses for years 2019, 2018 and 2017 amounted to $315, $ 210 and $ 451, respectively.

l.	Revenue recognition:

The Company derives its revenues mainly from the sale of products and supporting services.

In accordance with ASC Topic 605 "Revenue Recognition", until December 31, 2017 (prior to the adoption of ASC Topic 606) the Company recognized revenues from sale of products when the following fundamental criteria were met: (i) persuasive evidence of an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting receivable is reasonably assured.

Revenues from service contracts were recognized ratably over the service period.

The Company applied the provisions of ASC Topic 605-25, "Revenue Recognition - Multiple-Element Arrangements", as amended. ASC Topic 605-25 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products and services. For such arrangements, each element of the contract was accounted for as a separate unit when it provided the customer value on a stand-alone basis.

The Company followed the guidance in ASC 605-35, "Revenue Recognition - Construction-Type and Production-Type Contracts" ("ASC 605-35"), with respect to revenues from customized software solutions, whereby the Company applied the Completed contract method, since the Company was unable to obtain reasonable dependable estimates of the total effort required for completion. Under the completed contract method, all revenue and related costs of revenue were deferred and recognized upon completion. Provisions for estimated losses on contracts in process were recognized in the period such losses were determined.

Deferred revenues included unearned amounts received from customers (mostly for service contracts and advances from customers) but not yet recognized as revenues. Deferred revenues from service contracts were recognized over the period of the contract and advances were recognized once the delivery of the products is done.

Revenue recognition accounting policy applied from January 1, 2018 (following the adoption of ASC Topic 606):

On January 1, 2018, the Company adopted ASC Topic 606, Revenue from Contracts with Customers ("ASC 606") using the modified retrospective transition method to all contracts that were not completed on the effective date of ASC 606. Among others. The Company implemented internal controls and key system functionality to enable the preparation of financial information on adoption. The adoption of ASC 606 resulted in changes to the Company's accounting policies for revenue recognition previously recognized under ASC 605 as detailed below. However, there were no significant changes to the timing or pattern of revenue recognition to any of the revenue streams of the Company under ASC 606 and those that were previously reported under ASC 605. Accordingly, the adoption of ASC 606 did not have material effect on the consolidated statements of operations and balance sheets.

In accordance with ASC 606, The Company determines revenue recognition through the following five steps:

●	Identification of the contract, or contracts, with a customer;
●	Identification of the performance obligations in the contract;
●	Determination of the transaction price;
●	Allocation of the transaction price to the performance obligations in the contract; and
●	Recognition of revenue when, or as, the Company satisfies a performance obligation.

A contract with a customer exists when all of the following criteria are met: the parties to the contract have approved it (in writing, orally, or in accordance with other customary business practices) and are committed to perform their respective obligations, the Company can identify each party's rights regarding the distinct goods or services to be transferred ("performance obligations"), the Company can determine the transaction price for the goods or services to be transferred, the contract has commercial substance and it is probable that the Company will collect substantially all of the consideration to which it will be entitled in exchange for the goods or services that will be transferred to the customer.

The transaction price represents the amount of consideration to which the Company expects to be entitled in exchange for transferring promised goods or services to a customer. The consideration promised in a contract with a customer may include fixed amounts, variable amounts, or both. Variable consideration is included in the transaction price only if it is not considered constrained (i.e. it is considered probable that a significant reversal in the amount of cumulative revenue recognized will not occur).

Revenue is recognized when, or as, the Company satisfies a performance obligation by transferring a promised good or service to a customer. A product is transferred when, or as, the customer obtains control of that product, and a service is considered transferred as the services are received and used by the customers.

Revenues are recorded in the amount of consideration to which the Company expects to be entitled in exchange for performance obligations upon transfer of control to the customer. If a contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations such as different products or products and services the Company performs an allocation of the transaction price to each performance obligation based on a relative standalone selling price basis.

The Company records revenues net of any value added or sales tax.

In accordance with ASC 606, the Company's revenues are recognized as follows:

1.	The Company generates its revenues primarily from the sale of products such as electro mechanical components and Automatic Identification Data Capture hardware manufactured by third parties, through a direct sales to its customers. Revenues from sales of products are recognized at the point of time when the control of the product is passed on to the customer, mostly upon delivery to the customer, either at the Company premises by delivery to the customer carrier or upon delivery to the customer premises, as applicable to each contract.

2.	Revenues from service contracts are recognized over the contract's period (for time-based services) or based on the amount of work performed (for on-site inventory count and similar services). Renewals of service support contracts create new performance obligations that are satisfied over the term with the revenues recognized ratably over the period.

3.	For arrangements that involve the delivery or performance of multiple products or products sold with service contracts, the Company analyzes whether the goods or services that were promised to the customer are distinct. A good or service promised to a customer is considered 'distinct' if both of the following criteria are met: 1. The customer can benefit from the goods or service, either on its own (i.e. without any professional services, updates or technical support) or together with other resources that are readily available to the customer; and, 2. The Company's promise to transfer the goods or service to the customer is separately identifiable from other promises in the contract.

Revenues from service contracts sold to customers within a single contractually binding arrangement together with products, were determined to be distinct and therefore, are accounted for revenue recognition purposes, as a separate performance obligation. Accordingly, the amount attributed to the service contract is recognized over time, on a straight-line basis over the contract's period, as the services are mostly refer to time-based support services.

Revenues from operating services and parts and product sales are recorded upon providing the service or delivery of the products and parts and when collectability is reasonably assured. Revenues from robotics and automation projects are recognized using the percentage-of-completion method. When the Company is unable to recognize Revenues according to this method, the Revenues are recognized upon Completion of the projects.

Revenues are recognized based on the percentage relationship that incurred costs bear to total estimated costs. Costs include direct material, labor, and indirect costs. Selling, marketing, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and revenues, and are recognized in the period in which the revisions are determined.

In specific instances where there is a lack of dependable estimates or inherent risks that may cause the forecast to be doubtful, then the completed-contract method is followed. Revenue is recognized when the contract is substantially complete and when collectability is reasonably assured. Costs that are closely associated with the project are deferred as contract costs and recognized similarly to the associated revenues.

4.	Deferred revenues include unearned amounts received from customers (mostly for service contracts and advances from customers) but not yet recognized as revenues. Deferred revenues from service contracts are recognized over the period of the contract and advances are recognized once the delivery of the products is done. Deferred revenues include advanced payments from customers in the amount of $144 as of December 31, 2019. This amount is expected to be recognized during 2020, once the delivery of the products is done. In addition, deferred revenues include unearned amounts from service contracts, which are mostly for a period of three to five years, and the Company recognizes the revenues over the contract's period. As of December 31, 2019, the deferred revenues from service contracts amounted to $717. This amount will be mostly recognized in the years 2020 until 2022. The deferred revenues also include amounts related to software projects in the amount of $188.

m.	Income taxes:

The Company and its subsidiaries account for income taxes in accordance with ASC 740, "Income Taxes" ("ASC 740"). ASC 740 prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on the differences between the financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company and its subsidiaries provide a valuation allowance, if necessary, to reduce deferred tax assets to the amounts that are more likely than not to be realized. Interest expense and potential penalties related to income taxes are included in the tax expense line of the Company's Consolidated Statements of Operations.

Following the initial application of ASU 2015-17, which became effective on January 1, 2017, deferred tax balances are presented as non-current amounts.

The Company implements a two-step approach to recognizing and measuring uncertain tax positions accounted for in accordance with ASC 740. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement.

n.	Concentrations of credit risk and allowance for doubtful accounts:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, bank deposits, trade receivables, other accounts receivable and foreign currency derivative contracts.

The trade receivables of the Company are derived from sales to customers located primarily in Israel, the Far East, Europe and America. The Company generally does not require collateral however a significant part of the Company's customers outside of Israel are insured against customer nonpayment, through the Israeli Credit Insurance Company Ltd.

In certain circumstances, the Company may require letters of credit, other collateral, additional guarantees or advanced payments. An allowance for doubtful accounts is determined with respect to specific debts that are doubtful of collection. The expenses (income) related to the allowance for doubtful accounts for the years ended December 31, 2019, 2018 and 2017, is $1, $17 and $27, respectively.

o.	Contingencies

The Company and its subsidiaries are involved in certain legal proceedings that arise from time to time in the ordinary course of their business and in connection with certain agreements with third parties. Except for income tax contingencies, the Company records accruals for contingencies to the extent that the management concludes that the occurrence is probable and that the related liabilities are estimable. Legal expenses associated with contingencies are expensed as incurred.

p.	Derivative financial instruments:

ASC 815, "Derivatives and Hedging", requires the presentation of all derivatives as either assets or liabilities on the balance sheet and the measurement of those instruments at fair value. For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk) the Company applied the following:

Until December 31, 2018, the effective portion of the changes in fair value of the derivative instruments designated for hedging purposes was reported as a component of other comprehensive income ("OCI"), net of tax and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of future cash flows of the hedged item, if any, was recognized in current earnings during the period of change. During the reporting periods, up and until December 31, 2017, the gains or losses required to be recognized in earnings for hedge ineffectiveness were insignificant.

Commencing January 1, 2019, the entire changes in fair value of the derivative instruments designated for hedging purposes that were determined as qualifying for hedging purposes (including the ineffective components of the hedging relationship) were reported as a component of OCI, net of tax and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings.

For other derivatives which do not qualify for hedge accounting, or which have not been designated as hedging instruments, are recognized in the balance sheet at their fair value, with changes in the fair value carried to the statements of income as incurred in financing income (expenses), net.

See Note 11 for disclosure of the derivative financial instruments in accordance with ASC 815.

q.	Basic and diluted net income per share:

Basic net income per share is calculated based on the weighted average number of Ordinary Shares outstanding during each year. Diluted net income per share is calculated based on the weighted average number of Ordinary Shares outstanding during each year, plus the potential dilution to Ordinary Shares considered outstanding during the year, in accordance with ASC 260, Earning per Share.

The total number of Ordinary Shares related to outstanding options and warrants that was excluded from the calculations of diluted net earnings per share, since they were determined to have an anti-dilutive effect, was 13,373, 196,750 and 314,125 for the years ended December 31, 2019, 2018, and December 31, 2017, respectively.

r.	Accounting for share-based compensation:

The Company accounts for equity-based compensation in accordance with ASC 718, Stock Compensation ("ASC 718"), which requires the recognition of compensation expenses based on estimated fair values for all equity-based awards made to employees and directors.

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated statements of operations.

The Company recognizes compensation expenses for the value of its awards granted based on the straight-line method over the requisite service period of each of the awards, net of estimated forfeitures. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Estimated forfeitures are based on actual historical pre-vesting forfeitures. The Company considers many factors when estimating forfeitures, including employee class and historical experience.

The Company estimates the fair value of stock options granted using the Black-Scholes option pricing model. The option-pricing model requires a number of assumptions, of which the most significant are expected stock price volatility and the expected option term. Expected volatility was calculated based upon actual historical stock price movements over the most recent periods ending on the date of grant, equal to the expected option terms. The expected option term represents the period that the Company's stock options are expected to be outstanding and was determined based on the simplified method permitted by the SEC's Staff Accounting Bulletin ("SAB") No.107 and extended by SAB 110 as the average of the vesting period and the contractual term.

The Company currently uses the simplified method as adequate historical experience is not available to provide a reasonable estimate.

The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term. The Company has historically not paid dividends and has no foreseeable plans to pay dividends.

The fair value for options granted in years 2019, 2018 and 2017 was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

	Year ended December 31,
	2019	2018	2017

Risk-free interest	1.52%	2.73%	2.05%
Dividend yields	0	0	0
Volatility	55%	55%	57%
Expected option term	3.5 years	3.5 years	3.5 years
Forfeiture rate	0%	0%	0%

Until December 31, 2018 the Company applies ASC 505-50, "Equity-Based Payments to Non-Employees" ("ASC 505") with respect to options and warrants issued to non-employees, which requires the use of option valuation models to measure the fair value of the options and warrants at the measurement date. Commencing January 1, 2019, following the adoption of ASU 2018-07, which aligns the measurement and classification guidance for share-based payments to nonemployees with the guidance for share-based payments to employees (with certain exceptions), share-based payments to non-employees are accounted in accordance with ASC 718.

s.	Fair value of measurements:

The Company measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities.

The Company also measures certain non-financial assets, consisting mainly of goodwill and intangible assets at fair value on a nonrecurring basis.  These assets are adjusted to fair value when they are considered to be impaired (see Note 8).  As of December 31, 2019 the Company measured the fair value of goodwill with a total carrying amount of US$ 5.76 million that was allocated to two reporting unit. The evaluation provided an impairment in an amount of $614, (see Note 8). The fair value measurement of the non-financial assets is classified as level 3.

The Company applies ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), pursuant to which fair value is defined as the price that would be received in consideration for the sale of an asset or paid for the transfer of a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company.

Unobservable inputs are inputs that the Company assumes market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.

In accordance with ASC 820, derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments.

The Company's financial assets and liabilities measured at fair value on a recurring basis, consisted of derivatives (foreign currency forward contracts and hedging contracts) which were classified within Level 2 and amounted to $ 13 asset and $ 87 liability as of December 31, 2019 and 2018, respectively.

The fair value hierarchy is broken down into three levels based on the inputs as follows:

Level 1 -	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access at the measurement date.

Level 2 -	Valuations based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 -	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The carrying amounts of cash and cash equivalents, restricted cash, restricted bank deposits, other accounts receivable, trade payables, and other accounts payable and accrued expenses approximate their fair values due to the short-term maturities of such instruments.

t.	Accounting pronouncements adopted during the reported period:

Accounting Standards Update 2016-02, "Leases (Topic 842): Section A – Leases: Amendments to the FASB Accounting Standards Codification; Section B – Conforming Amendments Related to Leases: Amendments to the FASB Accounting Standards Codification; Section C – Background Information and Basis for Conclusions".

Commencing January 1, 2019, the Company adopted ASC Update 2016-02, Leases (Topic 842).

Under the new guidance, lessees are required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: 1. A lease liability, which is a lessee's obligation to make lease payments arising from a lease, measured on a discounted basis; and, 2. A right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term.

Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, Revenue from Contracts with Customers. The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees will no longer be provided with a source of off-balance sheet financing.

As permitted under ASU 2018-11, which provides, a transition election to not restate comparative periods for the effects of applying the new standard, the Company adopted the new standard on January 1, 2019 and used the effective date as the date of initial application. Consequently, the effect of the adoption was reflected through a cumulative-effect adjustment. Financial information for comparative periods was not required to be updated and the disclosures required under the new standard were provided for dates and periods before January 1, 2019.

The new lease standard provides a number of optional practical expedients in transition. The Company elected to apply the 'package of practical expedients,' which permits the Company not to reassess its prior conclusions regarding lease identification, lease classification and initial direct costs under the new standard. The Company also elected the practical expedient pertaining to the use of hindsight and the practical expedient to not separate lease and non-lease components for all leases, other than leases of real estate.

The Company also elected the short-term lease recognition exemption for all leases that qualify (leases with a term shorter than 12 months). This means, for those leases, right-of-use assets or lease liabilities are not recognized (including right-of-use assets or lease liabilities for existing short-term leases of those assets in transition).

Following adoption of the new standard, the Company recognized additional operating liabilities in an amount of $866, with corresponding right-of-use assets of approximately the same amount based on the present value of the remaining minimum rental payments for existing operating leases of facilities and vehicles. In addition, the Company is required to provide additional new disclosures regarding the leasing activities to enable users of financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. However, the adoption of this standard did not have a significant impact on the Company's consolidated statements of operations and consolidated statements of cash flows.

See note 19 for further discussion.

Accounting Standards Update 2017-12 "Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities"

Commencing January 1, 2019, the Company adopted ASC Update 2017-12, "Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities" (ASU 2017-12).

ASU 2017-12, amends the hedge accounting recognition and presentation requirements in ASC 815 in order to (1) improve the transparency and understandability of information conveyed to financial statement users about an entity's risk management activities by better aligning the entity's financial reporting for hedging relationships with those risk management activities and (2) reduce the complexity of and simplify the application of hedge accounting by preparers.

ASU 2017-12 eliminates the concept of separately recognizing periodic hedge ineffectiveness for cash flow and net investment hedges. Accordingly, the impact of both the effective and ineffective components of a hedging relationship will be recognized in the same financial reporting period and in the same income statement line item. Also, the guidance in ASU 2017-12 includes certain targeted improvements to existing guidance on quantitative and qualitative assessments of initial and ongoing hedge effectiveness.

The transition guidance in ASU 2017-12 requires an entity to apply the amendments using a modified retrospective approach to hedging relationships that exist as of the date of adoption by recording a cumulative-effect adjustment to the opening balance of retained earnings as of the most recent period presented. Entities must apply the new and modified disclosure requirements prospectively from the date of adoption.

For public business entities, the guidance in ASU 2017-12 became effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years.

The Company applied ASU 2017-12, using the modified retrospective approach to hedging relationships that exist as of the date of adoption. However, due to the limited hedging activities of the Company as of the date of adoption, the adoption did not affect the consolidated financial statements.

Accounting Standard Update 2018-07, Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting

Commencing January 1, 2019, the Company adopted ASC Update 2018-07, "Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting" (ASU 2018-07). ASU 2018-07 aligns the measurement and classification guidance for share-based payments to nonemployees with the guidance for share-based payments to employees, with certain exceptions.

Consistent with the accounting requirement for employee share-based payment awards, awards within the scope of Topic 718 will be measured at grant-date fair value of the equity instruments that an entity is obligated to issue when the good has been delivered or the service has been rendered and any other conditions necessary to earn the right to benefit from the instruments have been satisfied. Equity-classified nonemployee share-based payment awards will be measured at the grant date.

With respect to awards with performance conditions ASU 2018-07 concludes that, consistent with the accounting for employee share-based payment awards, an entity will consider the probability of satisfying performance conditions when nonemployee share-based payment awards contain such conditions.

ASU 2018-07 also requires that the classification of equity classified nonemployee share-based payment awards will continue to be subject to the requirements of Topic 718 unless the award was modified after the good has been delivered, the service has been rendered, any other conditions necessary to earn the right to benefit from the instruments have been satisfied, and the nonemployee is no longer providing goods or services. This eliminates the requirement to reassess classification of such awards upon vesting.

In addition, ASU 2018-07 includes certain Non-public Entity-Specific Amendments ASU 2018-07 became effective for Public entities in annual periods beginning after December 15, 2018, and interim periods within those years (first quarter of 2019 for the Company).

Based on the limited grants of share-based payments to nonemployees as of the adoption date, it was determined that the adoption of ASU 2018-07 did not have a significant impact on its consolidated financial statements.

u.	Accounting pronouncements not yet adopted:

Accounting Standards Update 2016-13, "Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments"

In June 2016, the FASB issued ASC Update 2016-13, "Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments."

ASC Update 2016-13 revised the criteria for the measurement, recognition, and reporting of credit losses on financial instruments to be recognized when expected. This update is effective for fiscal years beginning after December 15, 2019, including the interim periods within those years, with early adoption permitted for fiscal years beginning after December 15, 2018, including interim periods within those years.

The Company is in the process of evaluating the effect that ASU 2016-13 will have on the results of operations and financial statements, if any.

Accounting Standards Update 2017-04 "Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment"

In January 2017, the FASB issued ASC Update 2017-4, "Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment."

To simplify the subsequent measurement of goodwill, the amendments eliminate Step 2 from the goodwill impairment test. The annual, or interim, goodwill impairment test is performed by comparing the fair value of a reporting unit with its carrying amount. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit's fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. In addition, income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit should be considered when measuring the goodwill impairment loss, if applicable.

The amendments also eliminate the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment and, if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. An entity still has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary.

The amendments should be applied on a prospective basis. The nature of and reason for the change in accounting principle should be disclosed upon transition.

A public business entity that is a U.S. Securities and Exchange Commission (SEC) filer should adopt the amendments for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019.

Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017.

The Company is evaluating the impact of ASU 2017-4 on its goodwill impairment valuation.